Consolidated Balance Sheets	Mar. 31, 2026 USD ($)
Current assets:
Cash	$ 23,820
Total assets	23,820
Current liabilities:
Due to related party	112,096
Total liabilities	112,096
Commitments and contingencies (see note 5)
Shareholder’s deficit:
Ordinary shares, par value $0.0001; 500,000,000 shares authorized; 1 share issued and outstanding as of March 31, 2026.	0
Accumulated deficit	(88,276)
Total shareholder’s deficit	(88,276)
Total liabilities and shareholder’s deficit	$ 23,820